Kayne Anderson MLP Investment Company Announces Public Offering of Common Stock
Houston, TX — January 13, 2010 — Kayne Anderson MLP Investment Company (the “Company”) (NYSE: KYN) announced that it has commenced a public offering of 5,500,000 shares of its common stock. The Company also intends to grant the underwriters a 45-day option to purchase up to 825,000 additional shares of its common stock to cover over-allotments, if any. Net proceeds from the offering will be used to make additional portfolio investments that are consistent with its investment objective and for general corporate purposes.
“We believe the equity offering is well timed to take advantage of our expectation for continued strength in the MLP market. While we do not expect performance to be in line with the last three quarters, which saw the MLP market increase over 50%, we expect MLPs to continue to deliver low double-digit total returns over both the short term and long term,” stated Kevin McCarthy, Chief Executive Officer of the Company.
UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., and Morgan Stanley & Co. Incorporated are acting as joint book-running managers for the equity offering. A copy of the preliminary prospectus supplement and base prospectus relating to the offering may be obtained from the following addresses:

UBS Securities LLC Attn: Prospectus Department 299 Park Avenue New York, NY 10171 Telephone: 888-827-7275	Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Preliminary Prospectus Department 4 World Financial Center New York, NY 10080 Email: Prospectus.Requests@ml.com

Citigroup Global Markets Inc. Attn: Prospectus Department Brooklyn Army Terminal 140 58th Street, 8th Floor Brooklyn, NY 11220 Telephone: 800-831-9146	Morgan Stanley & Co. Incorporated Attn: Prospectus Department 180 Varick Street, 2nd Floor New York, NY 10014 Email: prospectus@morganstanley.com Telephone: 866-718-1649
Investors may also obtain these documents free of charge from the Company’s website at www.kaynefunds.com or the SEC’s website at www.sec.gov.
An investor should read the Company’s preliminary prospectus supplement and prospectus carefully before investing. The preliminary prospectus supplement and prospectus contain important information about the Company and its investment objective and policies, risks, charges and expenses.

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.
###
Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock is traded on the NYSE. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.
CONTACT:
KA Fund Advisors, LLC
Monique Vo, 877-657-3863
http://www.kaynefunds.com